SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): July 31, 2003

VERTIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 West Pratt Street Baltimore, Maryland		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition

On July 31, 2003, Vertis, Inc. announced its earnings for the three and six months ended June 30, 2003. A copy of the press release containing this information is furnished as Exhibit 99.1 to this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

	By:	/s/ John V. Howard, Jr.
Name: John V. Howard, Jr.
Title: Senior Vice President—General Counsel

Date: July 31, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 31, 2003, issued by Vertis, Inc.